SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2002

                        PROVIDIAN FINANCIAL CORPORATION

             (Exact name of registrant as specified in its charter)



        Delaware                    1-12897                      94-2933952
 ----------------------     -------------------------     ----------------------
(State of incorporation)    (Commission File Number)           (IRS Employer
                                                            Identification No.)

        201 Mission Street
    San Francisco, California                                        94105
 -----------------------------------                            -------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (415) 543-0404

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.

     Managed Net Credit Loss and Delinquency Rates. Providian Financial Corporation's managed net credit loss rate for the month ended September 30, 2002 and its 30+ day managed delinquency rate as of September 30, 2002 are presented in the table below. Managed results include results from both reported and securitized loans, including loans securitized in the Providian Gateway Master Trust.


Managed Net Credit Loss Rate (1)(2)      30+ Day Managed Delinquency Rate (1)(3)
-----------------------------------     ----------------------------------------
    (Annualized) (Unaudited)                         (Unaudited)

             17.06%                                     11.23%


(1)  Calculations exclude SFAS No. 133 market value adjustments.
(2) Gross principal charge-offs for the monthly period less the total amount of recoveries on previously charged-off loans, divided by the average daily total managed loans for the monthly period, multiplied by 12. Total managed loans exclude the estimated uncollectible portion of finance charges and fees.
(3) Total managed loans as of the last day of the monthly period that are 30 or more days past due, divided by the total managed loans as of the last day of the monthly period. Total managed loans exclude the estimated uncollectible portion of finance charges and fees.

     Providian Gateway Master Trust Net Credit Loss and Delinquency Rates. Providian Gateway Master Trust's net credit loss rate for the month ended September 30, 2002 and its 30+ day delinquency rate as of September 30, 2002 are presented in the table below.


    Trust Net Credit Loss Rate (1)           30+ Day Trust Delinquency Rate (2)
   -------------------------------          -----------------------------------
     (Annualized) (Unaudited)                          (Unaudited)

              18.97%                                      13.47%

(1) Gross principal charge-offs for the monthly period for loans in the Trust less the total amount of recoveries on previously charged-off loans, divided by the principal receivables outstanding in the Trust as of the last day of the prior monthly period, multiplied by 12. During months in which an addition of accounts to the Trust takes place, the weighted average principal receivables outstanding in the Trust is used as the denominator (calculated based on the principal receivables outstanding in the Trust as of the last day of the prior monthly period and the principal receivables outstanding in the Trust immediately following such addition).
(2) Total loans in the Trust as of the last day of the monthly period that are 30 or more days past due, divided by the total loans in the Trust as of the last day of the monthly period.

     Providian  Gateway  Master  Trust  Excess  Spread  Rates.   Series-specific
three-month average excess spreads for the Providian Gateway Master Trust for the month ended September 30, 2002 are presented in the table below.


                           Excess Spread by Series (1)
                         ------------------------------
                            (Annualized) (Unaudited)

              Three-Month Average       Class A Invested   Class A Expected
                Excess Spread              Amount (2)     Final Payment Date
             --------------------    ------------------   -------------------
Series 1999-A       4.57%                 $330,401,087   September 16, 2002 (3)
Series 2000-A       3.97%                 $566,660,000       April 15, 2005
Series 2000-B (4)   2.21%                 $625,000,000   September 15, 2005
Series 2000-C (4)   2.27%                 $575,000,000   September 15, 2003
Series 2000-D (5)   3.90%                 $992,850,000     January 15, 2002 (3)
Series 2000-E       4.47%                 $500,000,000    December 15, 2002
Series 2001-A       4.17%                 $500,000,000       March 15, 2004
Series 2001-B       4.25%                 $850,000,000       April 17, 2006
Series 2001-C       4.30%                 $550,000,000         May 17, 2004
Series 2001-D       4.14%                 $650,000,000         May 15, 2008
Series 2001-E       4.20%                 $650,000,000        June 15, 2006
Series 2001-F       4.34%                 $350,000,000        July 15, 2004
Series 2001-G       4.20%                 $400,000,000        July 15, 2008
Series 2001-H       4.08%                 $375,000,000   September 15, 2006
Series 2001-I       4.22%                 $375,000,000     October 15, 2002 (3)
Series 2001-J (5)   4.69%               $1,000,000,000     January 15, 2002 (3)

(1) Excess spread for a series is based on the series' portfolio yield (generally, finance charge, fee and interchange collections allocated to the series minus principal charge-offs allocated to the series) less the series' base rate (generally, interest payable to series investors, servicing fees allocated to the series, and, for some series, certain fees payable to third-party credit enhancers), in each case measured as a percentage of the series invested amount. For Series 2000-D, Series 2000-E and Series 2001-J, a pay out event for the series will occur, and early amortization of the series will begin, if the three-month average excess spread for the series is less than 2%. For any other series, a pay out event for the series will occur, and early amortization of the series will begin, if the three-month average excess spread for the series is less than 0%.
(2) Excludes Class B Invested Amounts and Class C Invested Amounts held by third-party investors, in the aggregate amount of $385,180,916 for all series.
(3) Series 1999-A, Series 2000-D, Series 2001-I and Series 2001-J do not have a Class A Expected Final Payment Date. These series have scheduled amortization periods for the payment of principal for which the initial payment dates are listed in the table above. Commencement of the scheduled amortization periods is subject to extension under certain circumstances.
(4) For Series 2000-B and Series 2000-C, the base rate (in addition to including interest payable to series investors, servicing fees allocated to the series, and certain fees payable to third-party credit enhancers) includes an additional factor equal to 2%.
(5) For Series 2000-D and Series 2001-J, a pay out event will occur, and early amortization of the series will begin, if a pay out event with respect to any other series of the Providian Gateway Master Trust occurs.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                PROVIDIAN FINANCIAL CORPORATION
                                                           (Registrant)

                                                /s/  Anthony F. Vuoto
Date:  October 15, 2002                   By: ---------------------------------
                                                  Anthony F. Vuoto
                                                  Vice Chairman and
                                                  Chief Financial Officer